UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2007

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On September 6, 2007, CSX Corporation (the “Company”) issued the CSX Corporation 2006-2007 Corporate Profile (the “Corporate Profile”). A copy of the Corporate Profile is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Also on September 6, 2007, the Company held an investor and analyst conference in New York City. At the conference, the Company announced that it will refinance a portion of its locomotive capacity by retiring 150 leased units and replacing those with 100 new, more fuel-efficient locomotives, which will result in an additional capital outlay of $200 million in 2007 and bring the Company’s total capital investment for the year to $1.7 billion. This transaction is expected to generate a 17% return on capital, which is substantially above the Company’s cost of capital.

At the conference, the Company also affirmed financial targets of a 10%-12% increase in operating income and a 15%-17% increase in earnings per share on an average annual basis through 2010, and an operating ratio in the mid- to low-70s by 2010. In addition, the Company said that free cash flow in 2007 would be approximately $100 million. Free cash flow is expected to reach $800 million to $1 billion in 2010, before the payment of dividends. These targets assume sustained economic growth through 2010.

The conference presentation was webcast simultaneously with the filing of this Current Report and is available, along with the Corporate Profile, on the Company’s website at www.csx.com.*

Forward-looking statements

This press release and other statements by the company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the company.

Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

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ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	CSX Corporation 2006-2007 Corporate Profile.

*	Internet addresses are provided for informational purposes only and are not intended to be hyperlinks.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Carolyn T. Sizemore
Carolyn T. Sizemore
Vice President and Controller (Principal Accounting Officer)

Date: September 6, 2007

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